Exhibit 10.23

SUBLEASE TERMINATION AGREEMENT

THIS SUBLEASE TERMINATION AGREEMENT (the “Agreement”) is made and entered into effective as of June 30, 2013 (the “Effective Date”), by and between ADK GEORGIA, LLC, a Georgia limited liability Company (“Sublessor”) and ADK SAVANNAH BEACH OPERATOR, LLC, a Georgia limited liability company (“Sublessee”).

WITNESSETH:

WHEREAS, pursuant to that certain Lease (“Master Lease”) dated August 1, 2010, Sublessor leased from William M. Foster (“Lessor”) the premises described and defined in the Master Lease as the Property (the “Property”);

WHEREAS, Sublessee subleased that portion of the Property located at 26 Van Horne Street, Tybee Island, Georgia consisting of 50 licensed beds (the “Premises”) pursuant to that certain Sublease Agreement and Lessor’s Consent dated as of April 10, 2010 (the “Sublease”);and

WHEREAS, Sublessor and Sublessee desire to terminate the Sublease in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the covenants, promises, undertakings, and releases herein, the receipt, adequacy, and sufficiency of such consideration being expressly acknowledged, Lessor and Lessee hereby agree as follows:

1.             The foregoing recital of facts is hereby made a part of this Agreement to the same extent as if fully set forth herein.  All capitalized terms not otherwise defined shall have the meanings ascribed to them above.

2.             The Sublease shall terminate, without further action or notice, on the Effective Date at 11:59 p.m.  Each party’s duties and obligations to the other under the Sublease shall terminate as of 11:59 p.m. on the Effective Date.

3.             This Agreement shall be governed by and interpreted under the laws of the State of Georgia.

{Signatures on Following Page}

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and sealed as of the date stated on the first page of this Agreement.

SUBLESSOR:

ADK GEORGIA, LLC,
a Georgia limited liability company

By:	/s/ Boyd P. Gentry
Name:	Boyd Gentry
Title:	C.E.O.

SUBLESSEE:

ADK SAVANNAH BEACH OPERATOR, LLC,
a Georgia limited liability company

By:	/s/ Boyd P. Gentry
Name:	Boyd Gentry
Title:	C.E.O.